UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐	Definitive Information Statement

ELITE PERFORMANCE HOLDING CORP.
(Exact name of registrant as specified in charter)

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1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

ELITE PERFORMANCE HOLDING CORP.

3301 NE 1st Ave Suite M704

Miami, FL 33137

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being mailed, on or about February 17, 2025, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of February 13, 2025, (the “Shareholders”) of the common stock, par value $0.0001 per share (the “Common Stock”), of ELITE PERFORMANCE HOLDING CORP., a Nevada Corporation (the “Company”).  This Information Statement is circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting Common Stock, specifically the Company’s Chief Executive Officer Joey Firestone, who holds 10,000,000 shares of Series A Super Voting Preferred stock, each share of which votes the equivalent of 20 shares of Common Stock, effectively representing the voting power of 200,000,000 shares of Common Stock, which is greater than 100% of the 126,228,764 total issued and outstanding Pre-Reverse Split shares of voting stock of the Company (the “Majority Shareholder”) as of February 13, 2025 (the “Record Date”.).  Since the Information Statement is first being sent or given to security holders on February 17, 2025, the corporate action described herein may be effective on or after March 17, 2025, pending approval by FINRA.

Please review this Information Statement for a more complete description of this matter.   This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective 20 days after the mailing of this Information Statement are as follows:

The 10 for 1 Reverse Stock Split is described in this Information Statement as “Action 1”.

We have one class of Common Stock. Each share of Common Stock is entitled to one vote. We have applied to list our Common Stock on Nasdaq under the symbol “BYLT” and have filed a Registration Statement on Form S-1 (the “Registration Statement”) to complete an offering of our Common Stock (the “Offering”). We believe that upon the completion of the Offering, we will meet the standards for listing on Nasdaq.  The closing of the Offering is contingent upon such listing.

As our stock is not yet quoted, and there is no current market price, the public offering price per share of Common Stock will be determined by us and the underwriters, at the time of pricing.

In connection with the Offering, we will complete a 10-for-1 reverse split of our Common Stock immediately prior to the closing of the Offering (the “Reverse Stock Split”). Unless otherwise noted, the share and per share information in our Registration Statement prospectus reflects, other than in our historical financial statements and the notes thereto, a proposed reverse stock split of the outstanding common stock of the Company as of the date of the Registration Statement prospectus at an assumed 10-for-1 ratio to occur immediately following the time when the Registration Statement is declared effective by the Securities and Exchange Commission but prior to the closing of the Offering. This Reverse Stock Split will not occur prior to the effectiveness of our Registration Statement.

The Reverse Stock Split has been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities and your vote or consent is not requested or required. The Information Statement is provided solely for your information as no notice is required by Section 78.320(3) of the Nevada Revised Statutes for any action which is authorized by written consent.

On September 3, 2024, the Board of Directors of the Company approved the Reverse Stock Split, subject to Shareholder approval. The Majority Shareholder approved the Reverse Stock Split by written consent in lieu of a meeting on September 3, 2024. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reverse Stock Split. The Reverse Stock Split will not become effective unless and until we receive FINRA approval.

The effect of the Reverse Stock Split is that each 10 shares of our Common Stock outstanding immediately prior to the date (the “Effective Date”) on which the Reverse Stock Split takes effect (the "Old Shares") will be automatically converted into 1 share of our Common Stock (the "New Shares"), reducing the number of outstanding shares of our Common Stock to approximately 12,622,876 shares, subject to rounding. Fractional shares will be rounded up.

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Following the Effective Date, the share certificates representing the Old Shares will continue to be valid. In the future, new share certificates will be issued reflecting the effect of the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur on the Effective Date without any further action on the part of our shareholders. After the Effective Date, certificates representing New Shares will be issued in due course as Old Share certificates are tendered for exchange or transfer to our transfer agent, Mountain Share Transfer. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing New Shares that are issued in exchange for Old Shares representing restricted shares will contain the same restrictive legend as on the old certificates if the restriction period has not expired. Also, for purposes of determining the term of the restrictive period applicable to the New Shares, the time period during which a shareholder has held their existing pre-split shares will be included in the total holding period.

All New Shares will be fully paid and non-assessable. The New Shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Old Shares.

Pending FINRA’s approval, the Reverse Stock Split will have the following effects upon our Common Stock:

1.The number of shares owned by each holder of Common Stock will be reduced 10 fold;

2.The number of shares of our Common Stock which will be issued and outstanding after the Reverse Stock Split will be reduced from 126,228,764 shares of our Common Stock to approximately 12,622,876 shares, subject to rounding.

3.The per share loss and net book value of our Common Stock will be increased because there will be a lesser number of shares of our Common Stock outstanding;

4.The stated capital on our balance sheet attributable to the Common Stock will be decreased by 10 times its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

5.The total number of Shareholders will not change.

Date: February 14, 2025	For the Board of Directors of

ELITE PERFORMANCE HOLDING CORP.

	By:	/s/ Joey Firestone
Joey Firestone
Chief Executive Officer and Director

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTION TAKEN

ACTION I - REVERSE STOCK SPLIT

AMENDMENT OF ARTICLES OF INCORPORATION TO AFFECT A 10-FOR-1 REVERSE STOCK SPLIT OF COMMON STOCK

The Board of Directors has determined

To reduce the expenses of delivering multiple materials to our Shareholders, we are taking advantage of rules that permit us to deliver only one Information Statement to Shareholders who share the same address unless otherwise requested.

If you share an address with another Shareholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Elite Performance Holding Corp. 3301 NE 1st Ave Suite M704, Miami, Florida 33137.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our Company since the commencement of our last completed financial year;

2.	any proposed nominee for election as a director of our Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management" To our knowledge, no director has advised that he intends to oppose the Reverse Stock Split as more particularly described herein.

INFORMATION ON CONSENTING MAJORITY SHAREHOLDER

As of  February 13, 2025, the Company had 126,228,764 Pre-Reverse Split shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On September 3, 2024, the following consenting Majority Shareholder, owning a total of 10,000,000 shares of the Company’s Series A Super Voting Preferred Stock, each share of which votes the equivalent of 20 shares of Common Stock, which represented voting power greater than 100% of the total number of voting shares outstanding on such date, delivered the executed Written Consent authorizing the Action described herein. The consenting Majority Shareholder’s name, affiliation with the Company and beneficial holdings are as follows:

Consenting Shareholder	Affiliation	Number of Voting Shares	% of Total Voting Shares
Joey Firestone	Chief Executive Officer, and Director	200,000,000	100%

Total		200,000,000	100%

Accordingly, the Written Consent executed by the Majority Shareholder named above constitutes a majority, and satisfies the Shareholder approval requirement for the authorization and adoption of the Action. In an effort to minimize the Company’s costs and expenses, the Board of Directors has determined not to hold a special meeting of all shareholders because shareholders holding a majority of the eligible votes are in favor of the Action.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.0001 per share, of which 126,228,764 Pre-Reverse Split shares are outstanding as of February 13, 2025.

The Company has also authorized a total of 35,000,000 Shares of Preferred Stock, $0.0001 par value, of which 10,000,000 shares of Series A Super Voting Preferred Stock, are authorized and outstanding as of February 13, 2025.  In addition, 25,000,000 shares of Series X Convertible Preferred Stock, which convert at a ratio of 1:10 into shares oof Common Stock are authorized.  No shares of Series X Convertible Preferred Stock are issued or outstanding as of February 13, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 13, 2025, the number of Pre- Reverse Stock Split shares of Common Stock owned of record and beneficially by our executive officers, directors and persons who hold 5% or more of the outstanding shares of Common Stock of the Company.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Elite Performance Holding Corp., 3301 NE 1st Ave Suite M704, Miami, FL 33137.

		Percent of	Total
		Common	Voting
	Common	Stock	Power
Name of Beneficial Owner	Stock	(%)	(%)
Joey Firestone*, Owner, Officer, Director	20,000,000	15.84%	15.84%
David Sandler, Officer, Director	1,880,000	1.49%	1.49%
Jon McKenzie, Shareholder	10,000,000	7.92%	7.92%
All directors and executive officers as a group	21,880,000	17.33%	17.33%

 *Joey Firestone owns 10,000,000 shares of Series A Preferred Stock, representing 100% of the total issued and outstanding shares of Preferred Stock.  Each share of Series A Preferred Stock votes the equivalent of 20 shares of Common Stock on all matters coming before a vote of the Company’s shareholders, which provide him the voting power equivalent to 200,000,000 shares of Common Stock, and thus Mr. Firestone has sufficient voting power through his ownership of Series A Preferred Stock with super voting rights to control the vote on substantially all corporate matters, without the necessity to vote his shares of Common Stock separately.

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Applicable percentage ownership is based on 126,228,764 Pre-Reverse Split shares of Common Stock outstanding as of February 13, 2025. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock as held by that person or entity that are currently exercisable or that will become exercisable within 60 days of February 13, 2025.

DISSENTER’S RIGHTS OF APPRAISAL

The Shareholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF REVERSE STOCK SPLIT

Pursuant to Rule 14c-2 under the Exchange Act, the Reverse Stock Split shall not be effective with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Shareholders pending FINRA’s approval. The Company anticipates that the action contemplated hereby will be effective on or after the close of business on March 17, 2025, pending FINRA’s approval.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us.  The distribution will be made by mail.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	ELITE PERFORMANCE HOLDING CORP.

	By:	/s/ Joey Firestone
Joey Firestone
Chief Executive Officer and Director

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